Exhibit 99.1

eCareer, Inc.

(A Development Stage Company)

Unaudited Financial Statements

December 31, 2012

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

DECEMBER 31, 2012 AND JUNE 30, 2012

	December 31,	June 30,
	2012	2012
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$457,806	$1,083,571
Prepaid expenses	202,922	184,441
Deposit on future acquisition	60,000	—
Total current assets	720,728	1,268,012

Property and equipment, net	209,288	51,448

Other assets
Intangible assets	314,777	84,784
Deposits	4,706	—
Prepaid expenses	20,829	83,329
Total other assets	340,312	168,113

Total assets	$1,270,328	$1,487,573

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued liabilities	$234,008	$317,854
Total current liabilities	234,008	317,854

Stockholders’ equity
Series A, Preferred stock, $0.001 par value, 100,000 shares authorized, 100,000 and 0 shares issued and outstanding, respectively	100	100

Common stock, $0.001 par value. 50,000,000 shares authorized, 15,729,000 and 13,728,200 shares issued and 15,625,874 and 13,615,700 shares outstanding, respectively	15,626	13,616
Additional paid-in capital	4,941,378	3,701,691
Deficit accumulated during the development stage	(3,557,784)	(2,191,688)
Subscription receivable	(363,000)	(354,000)

Total stockholders’ equity	1,036,320	1,169,719

Total liabilities and stockholders’ equity	$1,270,328	$1,487,573

See accompanying notes to financial statements

1

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2012 AND 2011 AND FROM OCTOBER 13, 2009 (INCEPTION) TO DECEMBER 31, 2012

	Six Months Ended December 31,		October 13, 2009 (Inception) to
	2012	2011	December 31, 2012
	(Unaudited)	(Unaudited)	(Unaudited)

General and administrative expenses	$1,366,096	$577,241	$3,471,182
General and administrative expenses - related parties	—	—	62,900

Loss from operations	(1,366,096)	(577,241)	(3,534,082)

Loss on sale of available-for-sale marketable securities	—	—	(23,702)

Net loss	(1,366,096)	(577,241)	(3,557,784)

Net loss per share, basic and fully diluted	$(0.09)	$(0.11)	$(0.53)
Weighted average number of common shares outstanding during the periods - basic and fully diluted	14,396,497	5,415,121	6,737,571

See accompanying notes to financial statements

2

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS’ EQUITY

SIX MONTHS ENDED DECEMBER 31, 2012 AND FROM OCTOBER 13, 2009 (INCEPTION) TO DECEMBER 31, 2012 (UNAUDITED)

						Deficit
	Preferred Stock		Common Stock			Accumulated
					Additional	During the	Subscriptions
	Shares	Amount	Shares	Amount	Paid-in Capital	Development Stage	Receivable	Total

Issuance of common stock for services - founders shares ($0.001/share)	—	—	4,275,000	4,275	—	—	—	4,275
Net loss - period from October 13, 2009 (Inception) to June 30, 2010	—	—	—	—	—	(4,407)	—	(4,407)
Balance - June 30, 2010	—	—	4,275,000	4,275	—	(4,407)	—	(132)
Issuance of common stock for cash and subscriptions receivable ($0.50 - $1/share)	—	—	164,600	165	101,936	—	(2,500)	99,601
Direct offering costs					(26,803)			(26,803)
Net loss - year ended June 30, 2011	—	—	—	—	—	(227,087)	—	(227,087)
Balance - June 30, 2011	—	—	4,439,600	4,440	75,133	(231,494)	(2,500)	(154,421)
Receipt of cash for subscription receivable							2,500	2,500
Issuance of common stock for cash and subscriptions receivable ($0.25 - $1/share)	—	—	8,653,600	8,654	3,809,051	—	(354,000)	3,463,705
Direct offering costs					(502,119)			(502,119)
Issuance of series A preferred stock for services ($0.72/share)	100,000	100			71,500			71,600
Issuance of common stock for services ($0.30 - $0.75/share)			372,500	372	248,276	—	—	248,648
Issuance of common stock for direct offering costs ($0.64/share)			150,000	150	(150)			—
Net loss - year ended June 30, 2012	—	—	—	—	—	(1,960,194)	—	(1,960,194)
Balance - June 30, 2012	100,000	$100	13,615,700	$13,616	$3,701,691	$(2,191,688)	(354,000)	$1,169,719
Receipt of cash for subscription receivable							354,000	354,000
Issuance of common stock for cash and subscriptions receivable ($0.50 - $1/share)	—	—	1,637,800	1,638	1,095,411	—	(363,000)	734,049
Issuance of common stock and warrants for cash and subscriptions receivable ($1/share)			338,000	338	337,662			338,000
Direct offering costs					(215,435)			(215,435)
Issuance of common stock for services ($0.37 - $0.86/share)	—	—	34,374	34	22,049	—	—	22,083
Net loss - six months ended December 31, 2012	—	—	—	—	—	(1,366,096)	—	(1,366,096)

Balance - December 31, 2012	100,000	$100	15,625,874	$15,626	$4,941,378	$(3,557,784)	$(363,000)	$1,036,320

See accompanying notes to financial statements

3

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED DECEMBER 31, 2012 AND 2011 AND FROM OCTOBER 13, 2009 (INCEPTION) TO DECEMBER 31, 2012

	Six Months Ended December 31,		October 13, 2009 (Inception) to December 31,
	2012	2011	2012
	(Unaudited)	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,366,096)	$(577,241)	$(3,557,784)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	13,173	557	16,869
Loss on abandonment of property	9,781	—	9,781
Stock issued for services - common stock	22,083	60,000	275,006
Stock issued for services - preferred stock	—	—	71,600
Loss on sale of available-for-sale marketable securities	—	—	23,702
Changes in operating assets and liabilities:
Prepaid expenses	44,019	—	(223,751)
Deposit on future acquisition	(60,000)	—	(60,000)
Deposits	(4,706)	—	(4,706)
Accounts payable and accrued expenses	(83,846)	60,153	234,008
Net cash used in operating activities	(1,425,592)	(456,531)	(3,215,275)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of available-for-sale securities	—	—	48,080
Purchases of property and equipment	(180,794)	(4,885)	(235,938)
Purchases of intangible assets	(229,993)	(25,000)	(314,777)
Net cash used in investing activities	(410,787)	(29,885)	(502,635)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shareholder loan payable	—	9,000	160,434
Repayment of shareholder loan payable	—	(81,523)	(232,216)
Proceeds from sale of common stock	1,426,049	890,735	4,991,855
Payment of offering costs	(215,435)	(166,180)	(744,357)
Net cash provided by financing activities	1,210,614	652,032	4,175,716

Net increase (decrease) in cash and cash equivalents	(625,765)	165,616	457,806

Cash and equivalents, beginning of period	1,083,571	3,762	—

Cash and equivalents, end of period	$457,806	$169,378	$457,806

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Payment of taxes	$—	$—	$—
Payment of interest	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Subscription receivable	$363,000	$166,500	$363,000
Shares issued for direct offering costs	$—	$60,000	$96,000
Shareholder advance of marketable securities	$—	$—	$71,782

See accompanying notes to financial statements

4

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

Note 1 – Organization and Nature of Operations

eCareer, Inc., (“the Company”) was incorporated in the State of Florida on October 13, 2009 and is headquartered in Boca Raton, Florida.

The Company is a provider of niche industry websites designed to brand client companies within each niche. Site features include: industry news, social media groups, niche-specific content, webinars, events, training programs and industry statistics. Access to the sites is free to users and revenue is intended to be generated through advertising, resume searches and job board functions.

The Company’s first site, openreq.com and ecareer.com, was publically launched January 1, 2013.

The Company’s fiscal year end is June 30.

Note 2 – Going Concern

As reflected in the accompanying financial statements, the Company had a net loss of approximately $1,366,000 and net cash used in operations of $1,426,000 for the six months ended December 31, 2012.

The Company does not yet have a history of financial stability. Historically, the principal source of liquidity has been the issuance of equity securities. In addition, the Company is in the development stage and has generated no revenues since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The ability of the Company to continue operations is dependent on the success of Management’s plans, which include the raising of capital through the issuance of equity securities, until such time that funds provided by operations are sufficient to fund working capital requirements.

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives.  The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future.  There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

5

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

Note 3 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information and with the instructions to Form 8-K.

The financial information as of June 30, 2012 and 2011 is derived from the audited financial statements presented in the Company’s Annual Report on Form 8-K for the years ended June 30, 2012 and 2011.  The unaudited interim financial statements should be read in conjunction with the Company’s Annual Report on Form 8-K, which contains the audited financial statements and notes thereto, together with the Management’s Discussion and Analysis of Financial Condition and Results of Operations, for the years ended June 30, 2012 and 2011, and from October 13, 2009 (Inception) to June 30, 2012.

Certain information or footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted, pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management’s opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The interim results for the periods ended December 31, 2012 and 2011 are not necessarily indicative of results for the full fiscal year.

Development Stage

The Company’s financial statements are presented as those of a development stage company. Activities during the development stage primarily include implementing the business plan and obtaining additional equity related financing.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Such estimates and assumptions impact, among others, the following: valuation and potential impairment associated with intangible assets and estimates pertaining to the valuation allowance for deferred tax assets due to continuing, and expected future operating losses.

6

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

Risks and Uncertainties

The Company’s operations are subject to significant risks and uncertainties including financial, operational and regulatory risks, including the potential risk of business failure.

Cash and Cash Equivalents

The Company maintains cash balances at a single financial institution. The Company considers all highly liquid instruments purchased with an original maturity of three months or less and money market accounts to be cash equivalents. At December 31, 2012 and June 30, 2012, cash equivalents consisted of money market funds totaling $257,663 and $1,015,247, respectively.

On December 31, 2012 and June 30, 2012, the balances exceeded the federally insured limit by $53,760 and $765,247, respectively.

Marketable Securities

In January 2011 the Chief Executive Officer contributed to the Company 652,556 shares of stock having a basis of $71,782 ($0.11/share). During the year ended June 30, 2011 these shares were sold for proceeds of $48,080, resulting in a loss of $23,702. (See Note 9).

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided utilizing the straight-line method over the estimated useful lives of the respective assets as follows:

Asset	Life / Years
Equipment	5 – 7 years
Furniture and fixtures	5 years
Computer software	5 years
Leasehold improvements	Lesser of 15 years or the term of the lease

Property and equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no impairment charges taken during the period ended December 31, 2012 and June 30, 2012.

7

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

Intangible Assets

The Company’s intangible assets consist of website development costs and domain names.

The Company accounts for website development costs in accordance with ASC 350-50, “Accounting for Website Development Costs” (“ASC 350-50”), wherein website development costs are segregated into three activities:

1)	Initial stage (planning), whereby the related costs are expensed.

2)	Development (web application, infrastructure, graphics), whereby the related costs are capitalized and amortized once the website is ready for use. Costs for development content of the website may be expensed or capitalized depending on the circumstances of the expenditures.

3)

Post-implementation (after site is up and running: security, training, admin), whereby the related costs are expensed as incurred. Upgrades are usually expensed, unless they add additional functionality.

Amortization is provided utilizing the straight-line method over the three year estimated useful lives of these assets.

Intangible assets are reviewed annually for impairment or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. There were no impairment charges taken during the six months ended December 31, 2012 and 2011, respectively.

Advertising and Marketing

The Company’s policy is to expense advertising and marketing costs as incurred. Advertising and marketing expense was as follows.

	Six Months Ended		October 13, 2009 (Inception) to December 31, 2012
	December 31, 2012	December 31, 2011
Advertising	$7,962	$—	$10,406
Marketing	127,413	38,144	261,222
	$135,375	$38,144	$271,628

8

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

Share Based Payment Arrangements

Generally, all forms of share-based payments, including stock option grants, warrants and restricted stock grants are measured at their fair value on the awards’ grant date, based on estimated number of awards that are ultimately expected to vest. Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable.

Net Loss Per Share

Basic earnings per share (“EPS”) is computed by dividing the net loss attributable to the Company that is available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock warrants using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of warrants) and convertible debt or convertible preferred stock using the if-converted method. Diluted EPS excludes all dilutive potential of shares of common stock if their effect is anti-dilutive.

The Company had the following potential common stock equivalents at December 31, 2012 and 2011:

	2012	2011

Common stock warrants, exercise price $1.00 (See Note 7)	338,000	—
Unvested stock grants (See Note 7)	103,126	—
Total common stock equivalents	441,126	—

Fair Market Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

9

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

The following are the hierarchical levels of inputs to measure fair value:

Level 1 – Observable inputs that reflect quoted market prices in active markets for identical assets or liabilities.

Level 2 – Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

Fair value estimates are based upon pertinent information available. The Company has determined that the carrying value of all financial instruments approximates fair value. The Company’s financial instruments consist primarily of prepaid expenses, accounts payable and accrued liabilities. The carrying amounts of the Company’s financial instruments generally approximated their fair values as of December 31, 2012 and June 30, 2012, respectively, due to the short-term nature of these instruments.

Recent Accounting Pronouncements

There are no new accounting pronouncements that have any impact on the Company’s financial statements.

Note 4 – Prepaid Expenses

Prepaid expenses consist of professional and subscription fees. Prepaid expenses are being amortized over the expected period of benefit, which ranges from one to two years.

Note 5 – Property and Equipment

Property and equipment consist of the following:

	December 31, 2012	June 30, 2012
Equipment	$108,102	$41,926
Furniture & Fixtures	62,568	—
Leasehold Improvements	50,036	13,218
Computer Software	3,000	—
Less: Accumulated Depreciation	(14,418)	(3,696)
	$209,288	$51,448

10

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

The Company incurred a loss on abandonment of certain leasehold improvements totaling $9,781 as of December 31, 2012. These costs relate to space that is no longer in use.

Note 6 – Intangible Assets

Intangible assets consist of the following:

	December 31, 2012	June 30, 2012
Domain names	$189,294	$30,159
Website development costs	125,483	54,625
	$314,777	$84,784

There was no amortization expense for the period ended December 31, 2012 since the intangible assets were not yet placed in service. Website development costs and domain names totaling approximately $112,000 were placed in service on January 1, 2013.

The estimated future amortization expense of intangible assets placed in service on January 1, 2013 for the years ended June 30, is as follows:

Amount
2013 (6 months ended)	$19,000
2014	37,000
2015	37,000
2016	19,000
Total	$112,000

Note 7 – Stockholders Equity

Preferred Stock

As of December 31, 2012 and June 30, 2012 the Company had 1,000,000 shares of Preferred Stock authorized, $0.001 par value per share. In May 2012, 100,000 shares were designated as series A.

Series A Preferred Stock – Related Party

On May 2, 2012, the Company issued 100,000 shares of Series A Preferred Stock to the Chief Executive Officer for services rendered of $71,600 ($0.72/share). The fair value of the services rendered represented the best evidence of fair value.

11

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

The Series A Preferred Stock has the following provisions:

•         Voting rights entitling the holder to 500 votes per share, which gave the Chief Executive Officer voting control of the Company,

•         Non-convertible,

•         No rights to dividends,

•         No liquidation value,

•         Non-participating

•         Non-cumulative,

•         No put option, and

•         Non-redeemable,

Common Stock

The Company issued the following shares of common stock from October 13, 2009 (Inception) through June 30, 2010:

Transaction Type	Quantity	Valuation	Ranges of Value per Share
Services – related parties (1)	4,275,000	$4,275	$0.001

The Company issued the following shares of common stock for the year ended June 30, 2011:

Transaction Type	Quantity	Valuation	Ranges of Value per Share
Cash – third parties	164,600	$102,101	$0.50 - $1.00

Of the shares sold for cash, $2,500 related to a subscription receivable, which the Company collected in fiscal 2012.

The Company issued the following shares of common stock for the year ended June 30, 2012:

Transaction Type	Quantity	Valuation	Ranges of Value per Share
Cash – related party	3,300,000	$950,000	$0.25 - $0.50
Cash – third parties	5,353,600	2,867,705	$0.25 - $1.00
Direct offering costs – third parties (2) (5)	150,000	96,000	$0.64
Services – related party (2)	80,000	60,000	$0.75
Services – third parties (2)	280,000	182,199	$0.30 - $0.75
Services – third parties (2) (4)	12,500	6,449	$0.30 - $0.56
	9,176,100	$4,162,353	$0.25 - $1.00
12

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

Of the shares sold for cash, $354,000 related to subscriptions receivable, which the Company collected in fiscal 2013.

The Company issued the following shares of common stock during the six months ended December 31, 2012:

Transaction Type	Quantity of Stock	Quantity of Warrants	Valuation	Ranges of Value per Share
Cash – third parties	1,637,800		$1,097,049	$0.50 - $1.00
Cash with warrants - third parties (3)	338,000	338,000	338,000	$1.00
Services – third parties (2) (4)	34,374		22,083	$0.37 - $0.86
	2,010,174	338,000	$1,457,132	$0.25 - $1.00

Of the shares sold for cash, $363,000 related to subscriptions receivable, which the Company collected subsequent to December 31, 2012.

(1)	The Company issued these shares to the Chief Executive Officer and the President as founder shares for services rendered.

(2)	Valuation was based upon the average cash price paid by third parties for common stock during the 30-day period preceding the service performance, since the Company was not yet traded publicly; this represented the best evidence of fair value.

(3)	The Company issued units containing common stock and warrants for $1.00. The warrants have a $1.00 exercise price and expire on December 31, 2015. The Company has reserved shares to cover the possible exercise of the warrants. There are no embedded features in the warrants that would require treatment as a derivative liability

(4)	The following is a summary of the Company’s 2012 restricted stock grants that are subject to vesting and forfeiture. Recognition and valuation of share-based payments occurs as services are received and are earned proportionately over the two-year term. Unvested, forfeitable shares are accounted for as unissued for accounting purposes until vesting occurs.

		Vesting Schedule
Date of Grant	Quantity Granted	December 31, 2012	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015
February 2012	25,000	6,252	4,168	12,504	8,328	—
March 2012	50,000	12,498	6,249	24,996	18,755	—
May 2012	50,000	12,498	2,083	24,996	22,921	—
September 2012	25,000	3,126	—	9,378	12,504	3,118
	150,000	34,374	12,500	71,874	62,508	3,118
13

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

The Company had paid direct offering costs associated with capital raising activity of $215,435 for the six months ended December 31, 2012; $598,119 and $26,803 for the years ended June 30, 2012 and 2011, respectively, (see Note 10).

(5)	In 2012, $96,000 of these costs were paid in shares of common stock, resulting in a net adjustment to equity of $0.

Note 8 – Commitment

Lease

The Company executed an operating lease in September 2012 expiring in January, 2016.

At December 31, 2012, the future rental commitments are approximately as follows:

Amount
2013 (6 months)	$8,000
2014	17,000
2015	18,000
2016	10,000
Total	$53,000

Rent expense for the six months ended December 31, 2012 and 2011 were $5,712 and $725, respectively.

Other

On August 30, 2012, the Company entered into an agreement for the potential closing of a reverse merger with a public shell. The Company will be required to pay $245,000, $80,000 has been paid through April 8, 2013. As of February 1, 2013, the Company accrues daily penalties of $500 until closing occurs.

Note 9 – Related Party Transactions

During the years ended June 30, 2012 and 2011 the Chief Executive Officer advanced the Company cash and marketable securities. Shareholder loan activity was as follows for the years ended June 30, 2012 and 2011:

	June 30, 2012	June 30, 2011
Balance – beginning of year/period	$72,523	$100
Shareholder advances – cash (1)	9,000	151,334
Shareholder advances - marketable securities	—	71,782
Total advances	81,523	223,116
Less: repayments	81,523	150,693
Balance – end of year/period	$—	$72,523

(1)	These advances were non-interest bearing, due on demand, and unsecured. There is no activity for the six months ended December 31, 2012.
14

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

Effective April 1, 2011, the Chief Executive Officer appointed two new Directors. On May 31, 2011, the directors resigned and are referenced as “former related parties”.

During the six months ended December 31, 2012 and years ended June 30, 2012 and 2011, the Company paid fees to related and former related parties as well as unrelated third parties associated with capital raising activities and related consulting fees, as follows:

Direct Offering Cost	December 31, 2012	June 30, 2012	June 30, 2011	October 13, 2009 (Inception) Through December 31, 2012

Amounts Paid in Cash:
Finder fees - related parties	$—	$22,100	$195	$22,295
Finder fees - former related parties	102,531	317,717	9,255	429,503
Finder fees – unrelated third parties	75,575	59,495	3,823	138,893
Other direct offering costs	37,329	102,807	13,530	153,666
	$215,435	$502,117	$26,803	744,357
Amounts Paid in Shares:
Finder fees – unrelated third parties	—	96,000	—	96,000
	—	96,000	—	96,000
Total direct offering costs	$215,435	$598,119	$26,803	$840,357

During the six months ended December 31, 2012, and the years ended June 30, 2012 and 2011, the Company paid consulting fees to former related parties under agreements with the following provisions:

•	One year term,
•	Flat fee retainer,
•	Additional fees based on expanded services,
•	Services include shareholder relations and business strategy

15

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2012

(unaudited)

The consulting fees paid to related party and former related parties are as follows:

			October 13, 2009 (Inception) Through December 31, 2012

	Six Months Ended December 31,
Consulting Fees	2012	2011

Amounts Paid in Cash:
Related parties	$—	$—	$62,900
Former related parties	173,336	220,890	935,280
Total consulting fees	$173,336	$220,890	$998,180

Consulting fees are reflected as a component of general and administrative expenses.

Note 10 – Subsequent Event

The Company has evaluated for subsequent events between the balance sheet date of December 31, 2012 and April 8, 2013, the date the financial statements were available to be issued, and concluded that events or transactions occurring during that period requiring recognition or disclosure have been made.

Common Stock

Subsequent to December 31, 2012 the Company issued the following shares of common stock and warrants:

Transaction Type	Quantity of Common Stock	Quantity of Warrants	Valuation	Ranges of Value per Share
Cash - third parties	312,000		$187,000	$0.50 - $1.00
Cash with warrants - third parties (1)	992,377	992,377	992,377	$1.00
Services – third party (2)	12,500		10,563	$0.69 - $1.00
	1,316,877	992,377	$1,189,940	$0.50 - $1.00

(1)	The Company also issued common stock with warrants as a unit at $1.00. The warrants have a $1.00 exercise price and expire on December 31, 2015. There are no embedded features that would require treatment as a derivative liability.

(2)	Valuation was based upon the average cash price paid by third parties for common stock during the 30-day period preceding the service performance, since the Company was not yet traded publicly; this represented the best evidence of fair value.

The Company had paid direct offering costs associated with capital raising activity of approximately $168,000 subsequent to December 31, 2012.

16

eCareer, Inc.

(A Development Stage Company)

Financial Statements

June 30, 2012 and 2011

eCareer, Inc.

(A Development Stage Company)

Financial Statements

June 30, 2012 and 2011

B BERMAN & COMPANY, P.A.
Certified Public Accountants and Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of:
eCareer, Inc.

We have audited the accompanying balance sheets of eCareer, Inc. (a development stage company) ("the Company") as of June 30, 2012 and 2011, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended June 30, 2012 an 2011, and from October 13, 2009 (inception) to June 30, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of eCareer, Inc. (a development stage company) as of June 30, 2012 and 2011, and the results of its operations and its cash flows for the years ended June 30, 2012 and 2011, and from October 13, 2009 (inception) to June 30, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss $1,960,194 and net cash used in operations of $1,674,463 for the year ended June 30, 2012. These factors raise substantial doubt about the Company's ability to continue as a going concern, Management's plans in regards to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Berman & Company, P.A.

Berman & Company, P.A.

Boca Raton, Florida
April 8, 2013

551 NW 77th Street Suite 201 • Boca Raton, FL 33487
Phone: (561) 864-4444 • Fax: (561) 892-3715
www.bermancpas.com • info@bermancpas.com
Registered with the PCAOB • Member AICPA Center for Audit Quality
Member American Institute of Certified Public Accountants
Member Florida Institute of Certified Public Accountants

1

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

JUNE 30, 2012 AND 2011

	June 30,
	2012	2011
ASSETS
Current assets
Cash and cash equivalents	$1,083,571	$3,762
Prepaid expenses	184,441	—
Total current assets	1,268,012	3,762

Property and equipment, net	51,448	2,394

Other assets
Intangible assets	84,784	—
Prepaid expenses	83,329	—
Total other assets	168,113	—

Total assets	$1,487,573	$6,156

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued liabilities	$317,854	$88,054
Due to shareholder	—	72,523
Total current liabilities	317,854	160,577

Stockholders’ equity (deficit)
Series A, Preferred stock, $0.001 par value, 100,000 shares authorized, 100,000 and 0 shares issued and outstanding, respectively	100	—
Common stock, $0.001 par value, 50,000,000 shares authorized, 13,728,200 and 4,439,600 shares issued and 13,615,700 and 4,439,600 shares outstanding, respectively	13,616	4,440
Additional paid-in capital	3,701,691	75,133
Deficit accumulated during the development stage	(2,191,688)	(231,494)
Subscription receivable	(354,000)	(2,500)

Total stockholders’ equity (deficit)	1,169,719	(154,421)

Total liabilities and stockholders’ equity (deficit)	$1,487,573	$6,156

See accompanying notes to financial statements

2

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

YEARS ENDED JUNE 30, 2012 AND 2011 AND FROM OCTOBER 13, 2009 (INCEPTION) TO JUNE 30, 2012

	Years Ended June 30,		October 13, 2009 (Inception) to
	2012	2011	June 30, 2012

General and administrative expenses	1,897,294	203,385	2,105,086
General and administrative expenses - related parties	62,900	—	62,900

Loss from operations	(1,960,194)	(203,385)	(2,167,986)

Loss on sale of available-for-sale marketable securities	—	(23,702)	(23,702)

Net loss	$(1,960,194)	$(227,087)	$(2,191,688)

Net loss per share - basic and fully diluted	$(0.29)	$(0.05)	$(0.42)
Weighted average number of common shares outstanding during the year/period - basic and fully diluted	6,868,067	4,376,978	5,187,140

See accompanying notes to financial statements

3

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

YEARS ENDED JUNE 30, 2012 AND 2011 AND FROM OCTOBER 13, 2009 (INCEPTION) TO JUNE 30, 2012

						Deficit
	Preferred Stock		Common Stock			Accumulated
					Additional	During the	Subscriptions
	Shares	Amount	Shares	Amount	Paid-in Capital	Development Stage	Receivable	Total

Issuance of common stock for services - founders shares ($0.001/share)	—	—	4,275,000	4,275	—	—	—	4,275
Net loss - October 13, 2009 (Inception) to June 30, 2010	—	—	—	—	—	(4,407)	—	(4,407)
Balance - June 30, 2010	—	—	4,275,000	4,275	—	(4,407)	—	(132)
Issuance of common stock for cash and subscriptions receivable ($0.50 - $1/share)	—	—	164,600	165	101,936	—	(2,500)	99,601
Direct offering costs					(26,803)			(26,803)
Net loss - 2011	—	—	—	—	—	(227,087)	—	(227,087)
Balance - June 30, 2011	—	—	4,439,600	4,440	75,133	(231,494)	(2,500)	(154,421)
Receipt of cash for subscription receivable							2,500	2,500
Issuance of common stock for cash and subscriptions receivable ($0.25 - $1/share)	—	—	8,653,600	8,654	3,809,051	—	(354,000)	3,463,705
Direct offering costs					(502,119)			(502,119)
Issuance of series A preferred stock for services ($0.72/share) - related party	100,000	100			71,500			71,600
Issuance of common stock for services ($0.30 - $0.75/share)			372,500	372	248,276	—	—	248,648
Issuance of common stock for direct offering costs ($0.64/share)			150,000	150	(150)			—
Net loss - 2012	—	—	—	—	—	(1,960,194)	—	(1,960,194)

Balance - June 30, 2012	100,000	$100	13,615,700	$13,616	$3,701,691	$(2,191,688)	$(354,000)	$1,169,719

See accompanying notes to financial statements

4

ECAREER, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2012 AND 2011 AND FROM OCTOBER 13, 2009 (INCEPTION) TO JUNE 30, 2012

	Years Ended June 30,		October 13, 2009 (Inception) to June 30,
	2012	2011	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,960,194)	$(227,087)	$(2,191,688)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,453	243	3,696
Stock issued for services - common stock	248,648	—	252,923
Stock issued for services - preferred stock - related party	71,600	—	71,600
Loss on sale of available-for-sale marketable securities	—	23,702	23,702
Changes in operating assets and liabilities:
Prepaid expenses	(267,770)	—	(267,770)
Accounts payable and accrued liabilities	229,800	88,022	317,854
Net cash used in operating activities	(1,674,463)	(115,120)	(1,789,683)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of available-for-sale securities	—	48,080	48,080
Purchases of intangible assets	(84,784)	—	(84,784)
Purchases of property and equipment	(52,507)	(2,637)	(55,144)
Net cash provided by (used in) investing activities	(137,291)	45,443	(91,848)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shareholder loan payable	9,000	151,334	160,434
Repayment of shareholder loan payable	(81,523)	(150,693)	(232,216)
Proceeds from sale of common stock	3,466,205	99,601	3,565,806
Payment of offering costs	(502,119)	(26,803)	(528,922)
Net cash provided by financing activities	2,891,563	73,439	2,965,102

Net increase in cash and cash equivalents	1,079,809	3,762	1,083,571

Cash and cash equivalents - beginning of year/period	3,762	—	—

Cash and cash equivalents - end of year/period	$1,083,571	$3,762	$1,083,571

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Payment of taxes	$—	$—	$—
Payment of interest	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Shares issued for subscription receivable	$354,000	$2,500	$354,000
Shares issued for direct offering costs	$96,000	$—	$96,000
Shareholder advance of marketable securities	$—	$71,782	$71,782

See accompanying notes to financial statements

5

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Note 1 – Organization and Nature of Operations

eCareer, Inc., (“the Company”) was incorporated in the State of Florida on October 13, 2009 and is headquartered in Boca Raton, Florida.

The Company is a provider of niche industry websites designed to brand client companies to active and passive companies within each niche. Site features include: industry news, social media groups, niche-specific content, webinars, events, training programs and industry statistics. Access to the sites is free to users and revenue is intended to be generated through advertising, resume searches and job board functions.

The Company’s first site, openreq.com, was publically launched January 1, 2013.

The Company’s fiscal year end is June 30.

Note 2 – Going Concern

As reflected in the accompanying financial statements, the Company had a net loss of approximately $1,960,000 and net cash used in operations of approximately $1,674,000 for the year ended June 30, 2012.

The Company does not yet have a history of financial stability. Historically, the principal source of liquidity has been the issuance of equity securities. In addition, the Company is in the development stage and has generated no revenues since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The ability of the Company to continue operations is dependent on the success of Management’s plans, which include the raising of capital through the issuance of equity securities, until such time that funds provided by operations are sufficient to fund working capital requirements.

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives.  The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future.  There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

6

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Note 3 – Summary of Significant Accounting Policies

Development Stage

The Company’s financial statements are presented as those of a development stage company. Activities during the development stage primarily include implementing the business plan and obtaining additional equity related financing.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Such estimates and assumptions impact, among others, the following: valuation and potential impairment associated with intangible assets and estimates pertaining to the valuation allowance for deferred tax assets due to continuing, and expected future operating losses.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

Risks and Uncertainties

The Company’s operations are subject to significant risks and uncertainties including financial, operational and regulatory risks, including the potential risk of business failure.

Cash and Cash Equivalents

The Company maintains cash balances at a single financial institution. The Company considers all highly liquid instruments purchased with an original maturity of three months or less and money market accounts to be cash equivalents. At June 30, 2012, cash equivalents consisted of money market funds totaling $1,015,247. At June 30, 2011 the Company had no cash equivalents.

On June 30, 2012 and 2011, the balances exceeded the federally insured limit by $765,247 and $0, respectively.

Marketable Securities

In January 2011, the Chief Executive Officer contributed 652,556 shares of a publically traded stock, having a basis of $71,782 ($0.11/share). During the year ended June 30, 2011, these shares were sold for proceeds of $48,080, resulting in a loss of $23,702 (See Note 10).

7

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided utilizing the straight-line method over the estimated useful lives of the respective assets as follows:

Asset	Life / Years
Equipment	5 - 7 years
Leasehold improvements	Lesser of 15 years or the term of the lease

Property and equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no impairment charges taken during the years ended June 30, 2012 and 2011.

Intangible Assets

The Company’s intangible assets consist of website development costs and domain names.

The Company accounts for website development costs in accordance with ASC 350-50, “Accounting for Website Development Costs” (“ASC 350-50”), wherein website development costs are segregated into three activities:

1)	Initial stage (planning), whereby the related costs are expensed.

2)	Development (web application, infrastructure, graphics), whereby the related costs are capitalized and amortized once the website is ready for use. Costs for development content of the website may be expensed or capitalized depending on the circumstances of the expenditures.

3)	Post-implementation (after site is up and running: security, training, admin), whereby the related costs are expensed as incurred. Upgrades are usually expensed, unless they add additional functionality.

Amortization is provided utilizing the straight-line method over the three year estimated useful lives of these assets.

Intangible assets are reviewed annually for impairment or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. There were no impairment charges taken during the years ended June 30, 2012 and 2011, respectively.

Subsequent to June 30, 2012, the Company purchased domain names for $159,135 and incurred website development costs of $70,858.

8

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Advertising and Marketing

The Company’s policy is to expense advertising and marketing costs as incurred. Advertising and marketing expense was as follows:

	Years Ended		October 13, 2009 (Inception) to
	June 30, 2012	June 30, 2011	June 30, 2012
Advertising	$2,444	$—	$2,444
Marketing	96,933	36,876	133,809
	$99,377	$36,876	$136,253

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities at tax rates expected to be in effect when such assets or liabilities are realized or settled. Deferred income tax assets are reduced by valuation allowances when necessary.

Assessing whether deferred tax assets are realizable requires significant judgment. The Company considers all available positive and negative evidence, including historical operating performance and expectations of future operating performance. The ultimate realization of deferred tax assets is often dependent upon future taxable income and therefore can be uncertain. To the extent the Company believes it is more likely than not that all or some portion of the asset will not be realized, valuation allowances are established against the Company’s deferred tax assets, which increase income tax expense in the period when such a determination is made.

Income taxes include the largest amount of tax benefit for an uncertain tax position that is more likely than not to be sustained upon audit based on the technical merits of the tax position. Settlements with tax authorities, the expiration of statutes of limitations for particular tax positions, or obtaining new information on particular tax positions may cause a change to the effective tax rate. The Company recognizes accrued interest and penalties related to unrecognized tax benefits in the provision for income taxes on the statements of operations. There were no unrecognized tax benefits for the years ended June 30, 2012 and June 30, 2011.

Share Based Payment Arrangements

Generally, all forms of share-based payments, including stock option grants, warrants and restricted stock grants are measured at their fair value on the awards’ grant date, based on estimated number of awards that are ultimately expected to vest. Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable.

9

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Net Loss Per Share

Basic earnings per share (“EPS”) is computed by dividing the net loss attributable to the Company that is available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock warrants using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of warrants) and convertible debt or convertible preferred stock using the if-converted method. Diluted EPS excludes all dilutive potential of shares of common stock if their effect is anti-dilutive.

The Company had the following potential common stock equivalents at June 30, 2012 and 2011:

	2012	2011
Unvested stock grants (See Note 7)	112,500	—
Total common stock equivalents	112,500	—

Fair Market Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

Level 1 – Observable inputs that reflect quoted market prices in active markets for identical assets or liabilities.

Level 2 – Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

10

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Fair value estimates are based upon pertinent information available. The Company has determined that the carrying value of all financial instruments approximates fair value. The Company’s financial instruments consist primarily of prepaid expenses, accounts payable and accrued liabilities. The carrying amounts of the Company’s financial instruments generally approximated their fair values as of June 30, 2012 and 2011, respectively, due to the short-term nature of these instruments.

Recent Accounting Pronouncements

There are no new accounting pronouncements that have had a material impact on the Company’s financial statements.

Note 4 – Prepaid Expenses

Prepaid expenses consist of professional fees and subscription fees. Prepaid expenses are being amortized over the expected period of benefit, which ranges from one to two years.

Note 5 – Property and Equipment

Property and equipment consist of the following at June 30:

	2012	2011
Equipment	$41,926	$1,164
Leasehold improvements	13,218	1,473
Less: accumulated depreciation	(3,696)	(243)
	$51,448	$2,394

Note 6 – Intangible Assets

Intangible assets consist of the following at June 30:

	2012	2011
Domain names	$30,159	$—
Website development costs	54,625	—
	$84,784	$—

There was no amortization expense for the years ended June 30, 2012 and 2011 since the intangible assets were not yet placed in service. Website development costs and domain names totaling $79,625 were placed in service on January 1, 2013.

The estimated future amortization expense of intangible assets for the years ended June 30 is as follows:

Amount
2013 (6 months ended)	$13,000
2014	27,000
2015	27,000
2016	13,000
Total	$80,000
11

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Note 7 – Stockholders Equity (Deficit)

Preferred Stock

As of June 30, 2012 and 2011, the Company had 1,000,000 shares of Preferred Stock authorized, $0.001 par value per share.  In May 2012, 100,000 shares were designated as series A.

Series A Preferred Stock – Related Party

On May 2, 2012, the Company issued 100,000 shares of Series A Preferred Stock to the Chief Executive Officer for services rendered of $71,600 ($0.72/share). The fair value of the services rendered represented the best evidence of fair value.

Series A Preferred Stock has the following provisions:

•	Voting rights entitling the holder to 500 votes per share, which gave the Chief Executive Officer voting control of the Company as of June 30, 2012 and as of the date of the accompanying report,
•	Non-convertible,
•	No rights to dividends,
•	No liquidation value,
•	Non-participating
•	Non-cumulative,
•	No put option; and
•	Non-redeemable.

Common Stock

The Company issued the following shares of common stock from October 13, 2009 (Inception) through June 30, 2010:

Transaction Type	Quantity	Valuation	Ranges of Value per Share
Services – related parties (1)	4,275,000	$4,275	$0.001

The Company issued the following shares of common stock for the year ended June 30, 2011:

Transaction Type	Quantity	Valuation	Ranges of Value per Share
Cash – third parties	164,600	$102,101	$0.50 - $1.00

Of the shares sold for cash, $2,500 related to a subscription receivable, which the Company collected in fiscal 2012.

12

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

The Company issued the following shares of common stock for the year ended June 30, 2012:

			Ranges of Value per Share
Transaction Type	Quantity	Valuation
Cash – related party	3,300,000	$950,000	$0.25 - $0.50
Cash – third parties	5,353,600	2,867,705	$0.25 - $1.00
Direct offering costs – third parties (2) (4)	150,000	96,000	$0.64
Services – related party (2)	80,000	60,000	$0.75
Services – third parties (2)	280,000	182,199	$0.30 - $0.75
Services – third parties (2) (3)	12,500	6,449	$0.30 - $0.56
	9,176,100	$4,162,353	$0.25 - $1.00

Of the shares sold for cash, $354,000 related to subscriptions receivable, which the Company collected subsequent to June 30, 2012.

(1)	The Company issued these shares to the Chief Executive Officer and the President as founder shares for services rendered.

(2)	Valuation was based upon the average cash price paid by third parties for common stock during the 30 day period preceding the service performance, since the Company was not yet traded publicly; this represented the best evidence of fair value.

(3)	The following is a summary of the Company’s 2012 restricted stock grants that are subject to vesting and forfeiture. Recognition and valuation of share-based payments occurs as services are received and are earned proportionately over the two year term. Unvested, forfeitable shares are accounted for as unissued until vesting occurs.

		Vesting Schedule
Date of Grant	Quantity Granted	June 30, 2012	June 30, 2013	June 30, 2014
February 2012	25,000	4,168	12,504	8,328
March 2012	50,000	6,249	24,996	18,755
May 2012	50,000	2,083	24,996	22,921
	125,000	12,500	62,496	50,004

The Company issued 25,000 shares in September 2012. These shares are unvested and forfeitable, and will be accounted for as unissued until vesting occurs over the two-year term.

The Company had paid direct offering costs of $598,119 and $26,803 for the years ended June 30, 2012 and 2011, respectively, associated with capital raising activities (see Note 10).

(4)	In 2012, $96,000 of these costs were paid in shares of common stock, resulting a net adjustment to equity of $0.
13

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Note 8 – Income Taxes

The Company has net operating loss carryforwards totaling approximately $2,200,000 at June 30, 2012, expiring through 2032. Utilization of these net operating losses may be limited due to potential ownership changes under the Internal Revenue Code.

Significant deferred tax assets at June 30, 2012 and 2011 are approximately as follows:

	2012	2011
Gross deferred tax assets:
Net operating loss carryforward	$820,000	$85,000
Total deferred tax assets	820,000	85,000
Less: valuation allowance	(820,000)	(85,000)
Net deferred tax assets recorded	$—	$—

The valuation allowance at June 30, 2011 was approximately $85,000. The increase in valuation allowance during the year ended June 30, 2012 was approximately $735,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of June 30, 2012.

The Company has not filed its Federal or State income tax returns for the years ended June 30, 2012, 2011, and 2010. Management plans to file delinquent tax returns as soon as possible.

The income tax returns filed for the tax years from inception would be subject to examination by the relevant taxing authorities.

There was no income tax expense for the years ended June 30, 2012 and 2011 due to the Company’s net losses.

14

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

The actual tax benefit differs from the expected tax benefit for the years ended June 30, 2012 and 2011, respectively, (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes and a state rate of 5.5%, for a blended rate of 37.63%) as follows:

	June 30, 2012	June 30, 2011
Expected tax expense (benefit) – Federal	$(630,000)	$(74,000)
Expected tax expense (benefit) – State	(108,000)	(13,000)
Permanent differences	3,000	2,000
Change in valuation allowance	735,000	85,000
Actual tax expense (benefit)	$—	$—

Note 9 – Commitment and Contingencies

The Company executed an operating lease in September 2012 expiring in January 2016.

At June 30, 2012, the future rental commitments are approximately as follows:

Amount
2013 (9 months)	$12,000
2014	17,000
2015	18,000
2016	10,000
Total	$57,000

Rent expense for the years ended June 30, 2012 and 2011 were $1,413 and $7,269, respectively.

Note 10 – Related Party Transactions

During the years ended June 30, 2012 and 2011 the Chief Executive Officer advanced the Company cash and marketable securities. Shareholder loan activity was as follows for the years ended June 30, 2012 and 2011:

	2012	2011
Balance – beginning of year	$72,523	$100
Shareholder advances – cash (1)	9,000	151,334
Shareholder advances - marketable securities	—	71,782
Total advances	81,523	223,116
Less: repayments	81,523	150,693
Balance – end of year	$—	$72,523

(1)	These advances were non-interesting bearing, unsecured and due on demand.
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eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

Effective April 1, 2011, the Chief Executive Officer appointed two new Directors. On May 31, 2011, each of the directors resigned. These individuals are referenced to as “former related parties”.

During the years ended June 30, 2012 and 2011 the Company paid fees to related and former related parties as well as unrelated third parties associated with capital raising activities and related consulting fees, as follows:

			October 13, 2009 (Inception) Through June 30, 2012

	Year Ended June 30,
Direct Offering Cost	2012	2011

Amounts Paid in Cash:
Finder fees - related parties	$22,100	$195	$22,295
Finder fees - former related parties	317,717	9,255	326,972
Finder fees - unrelated third parties	59,495	3,823	63,318
Other direct offering costs	102,807	13,530	116,337
	$502,119	$26,803	$528,922

Amounts Paid in Shares:
Finder fees - unrelated third parties	$96,000	—	$96,000
	96,000	—	96,000
Total direct offering costs	$598,119	$26,803	$$624,922

During the years ended June 30, 2012 and 2011 the Company paid consulting fees to former related parties under agreements with the following provisions:

•	One year term,
•	Flat fee retainer,
•	Additional fees based on expanded services,
•	Services include shareholder relations and business strategy
16

eCareer, Inc.

(A Development Stage Company)

Notes to Financial Statements

June 30, 2012 and 2011

The consulting fees paid to related party and former related parties are as follows:

			October 13, 2009 (Inception) Through June 30, 2012
	Year Ended June 30,

Consulting Fees:	2012	2011

Amounts Paid in Cash:
Related parties	$62,900	$—	$62,900
Former related parties	696,895	65,049	761,944
Total consulting fees	$759,795	$65,049	$824,844

 Consulting fees are reflected as a component of general and administrative expenses.

Note 11 – Subsequent Events

The Company has evaluated for subsequent events between the balance sheet date of June 30, 2012 and April 1, 2013, the date the financial statements were available to be issued, and concluded that events or transactions occurring during that period requiring recognition or disclosure have been made.

(A) Commitments

On August 30, 2012, the Company entered into an agreement for the potential closing of a reverse merger with a public shell. The Company will be required to pay $245,000; $80,000 has been paid through March 15, 2013. As of February 1, 2013 the Company accrues daily penalties of $500 until closing occurs.

(B) Common Stock

Subsequent to June 30, 2012, the Company issued the following shares of common stock and warrants:

Transaction Type	Quantity of Common Stock	Quantity of Warrants	Valuation	Ranges of Value per Share
Cash - third parties	1,949,800	—	$1,288,550	$0.50 - $1.00
Cash with warrants - third parties (1)	1,330,377	1,330,377	1,330,377	$1.00
Services – third party (2)	46,874	—	32,645	$0.37 - $1.00
	3,327,051	1,330,377	$2,651,572	$0.50 - $1.00

(1)	The Company issued units containing common stock and warrants for $1.00. The warrants have a $1.00 exercise price and expire on December 31, 2015. The Company has reserved shares to cover the possible exercise of the warrants. There are no embedded features in the warrants that would require treatment as a derivative liability.

(2)	Valuation is based upon the average cash price paid by third parties for common stock during the 30 day period preceding the service performance, since the Company was not yet traded publicly; this represented the best evidence of fair value.

The Company had paid direct offering costs associated with capital raising activity of approximately $383,000 subsequent to June 30, 2012.

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